THIS AMENDING AGREEMENT NUMBER 2 MADE as of the 24th day of February, 2012.

MDRM GROUP (CANADA) LTD., a corporation incorporated under the laws of Ontario

(hereinafter referred to as the "**Purchaser**")

OF THE FIRST PART

- and -

MICHALKOFF FAMILY TRUST, HRYCYSHYN FAMILY TRUST and STOLARCHUK FAMILY TRUST

(hereinafter collectively referred to as the "**Vendors**")

OF THE SECOND PART

- and -

LUMIGENE TECHNOLOGIES INC., a corporation incorporated under the laws of Ontario

(hereinafter referred to as the "**Company**")

OF THE THIRD PART

MARK MICHALKOFF, ROMAN HRYCYSHYN and DANYLO STOLARCHUK

(hereinafter collectively referred to as the "**Principals**" or individually each as a "**Principal**")

OF THE FOURTH PART

WHEREAS:

A. Each of the parties hereto did enter into a share purchase agreement dated August 4, 2011 with regard to the purchase and sale of all of the issued and outstanding shares in the capital stock of the Company (the "Agreement") which agreement was subsequently amended by an Amending Agreement dated November 4, 2012 (hereinafter "Amending Agreement Number 1"). The Agreement and the Amending Agreement Number 1 are hereinafter collectively referred to as the "**SPA**"; and

B. The Parties have agreed to amend the SPA as set forth herein.

NOW THEREFORE, IN CONSIDERATION OF the mutual covenants contained herein, and the additional sum of Two Dollars ($2.00) given by each party to the other, the receipt and sufficiency is hereby acknowledged, the parties agree as follows:

1. The SPA is hereby amended as follows:

(a) The Closing Date, as defined at Section 1(i) shall be changed to April 16, 2012.

(b) A new provision (7) shall be added to Section 10 of the SPA which shall read as follows:

"(7) Notwithstanding anything contained in this Agreement, in the event that the Vendors, acting in good faith, are unable to deliver the PCAOB-Compliant Financial Statements to the Purchaser by the time scheduled for Closing on April 16, 2012, then upon written notice by the Vendors to the Purchaser in this regard, the Closing Date shall be extended until May 16, 2012. Provided further in the event that the Vendors, acting in good faith, are still unable to deliver the PCAOB-Compliant Financial Statements to the Purchaser by the time scheduled for Closing on May 16, 2012, then this transaction shall be at an end and the Deposit together with any and all moneys advanced under the Demand Loan shall be returned to the Purchaser in full without deduction or interest in satisfaction of any and all claims."

(c) A new closing condition (u) in favour of the Purchaser shall be added to Section 7(1) which shall read as follows:

"(u) On or before the Closing the Vendors and the Company shall deliver to the Purchaser audited financial statements for the Company for the years ended September 30, 2009, 2010, 2011 together with interim financial statements for the period from October 1, 2011 to December 31, 2011, which financial statements shall be in accordance with standards adopted by the U.S. Public Company Accounting Oversight Board. (**"PCAOB–Compliant Financial Statements"**);

(d) A new provision (8) shall be added to Section 10 of the SPA which shall read as follows:

"(8) Notwithstanding anything hereinbefore contained in this Agreement, the Purchaser confirms and acknowledges that it has completed its due diligence investigations pursuant to Section 5(13) of this Agreement, and is satisfied with such due diligence investigations."

2. Amending Agreement Number 1 is hereby amended as follows:

(a) Recital B and Section 1 are hereby deleted.

(b) Section 2 is hereby deleted and the following is substituted therefor:

"**2. Accounting Costs** – The Purchaser agrees that it shall loan to the Company such amount of money required to pay for the cost of the audit and other financial information to be prepared by the Company in order to comply with Section 7(1)(u) of the SPA up to a maximum of $65,000, provided however that the parties agree that the

Purchaser shall pay such money directly to the accountant or auditors of the Company who prepares such financial documentation. This loan shall be a demand loan (**"Demand Loan"**) evidenced by a promissory note to be given by the Company prior to any advance by the Purchaser pursuant to this section, provided that if for any reason the transaction contemplated by the SPA does not close by reason of a default of the Purchaser, then the Purchaser shall waive repayment under such promissory note in full."

3. Time shall be of the essence of this agreement.

4. The provisions of this agreement extend to, bind and enure to the benefit of the parties, and their successors and permitted assigns. No party may assign any rights or obligations hereunder or in connection with this agreement without the express prior written consent of all other parties hereto.

5. This agreement and the rights and obligations of the parties to this agreement shall be determined in accordance with the laws of the Province of Ontario.

6. Each of the parties will promptly do, make, execute, deliver or cause to be done, made, executed or delivered all such further acts, documents and things as the other party hereto may reasonably require for the purpose of giving effect to this agreement.

7. If any provision of this agreement is held by a court of competent jurisdiction to be unenforceable or contrary to law, then the remaining provisions of this agreement, or the application of such provisions to persons or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each such provision of this agreement shall be valid and enforceable to the extent allowed by law.

8. Each of the parties acknowledges that they are independent contractors and not the agent or partner of the other. Nothing in this agreement shall be interpreted as creating any legal relationship other than as contracting independent parties.

9. Each party shall pay its own costs and expenses of and incidental to the preparation of this agreement and the negotiations preceding or associated with such agreement.

10. No amendment, modification, supplement, termination or waiver of any provision of this agreement, and no consent to any departure from the strict terms hereof may in any event be effective unless in writing and signed by all parties hereto and then only in the specific instance and for the specific purpose given.

11. This agreement is to be read with all changes of gender or number required by the context.

12. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this agreement by telecopy or by

sending a scanned copy by electronic mail shall be effective as delivery of a manually executed counterpart of this agreement. The words "execution," "signed," "signature," and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any law, including Parts 2 and 3 of the Personal Information Protection and Electronic Documents Act (Canada), the Electronic Commerce Act, 2000 (Ontario) and other similar federal or provincial laws based on the Uniform Electronic Commerce Act of the Uniform Law Conference of Canada or its Uniform Electronic Evidence Act, as the case may be.

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IN WITNESS WHEREOF the Parties have duly executed this Agreement as of the date and year first above written.

SIGNED, SEALED AND DELIVERED in the presence of:	**MDRM GROUP (CANADA) LTD.**
	Per: ______________________
	Name: Mohamed Karatella, President
	MICHALKOFF FAMILY TRUST
Witness:	______________________ p/s
	Mark Michalkoff, Trustee
	HRYCYSHYN FAMILY TRUST
Witness:	______________________ p/s
	Roman Hrycyshyn, Trustee
	STOLARCHUK FAMILY TRUST
Witness:	______________________ p/s
	Danylo Stolarchuk, Trustee
	LUMIGENE TECHNOLOGIES INC.
	Per: ______________________
	Name: Roman Hrycyshyn
	Authorized Signing Officer
Witness:	______________________ p/s
	Mark Michalkoff
Witness:	______________________ p/s
	Roman Hrycyshyn
Witness:	______________________ p/s
	Danylo Stolarchuk